UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 22, 2024
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KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S El Camino Drive Beverly Hills, California 90212
(Address of principal executive offices)(Zip Code)

(310) 887-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.0001 par value	KW	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 22, 2024, the Board of Directors (the “Board”) of Kennedy-Wilson Holdings, Inc. (the “Company”) upon the recommendation of the Company’s Nominating Committee, elected Ms. Nadine I. Watt and Mr. Michael Eisner as directors of the Company, effective October 22, 2024. Ms. Watt will serve as a member of the class of directors whose term will expire at the 2027 annual meeting of stockholders of the Company and Mr. Eisner will serve as a member of the class of directors whose term will expire at the 2026 annual meeting of stockholders of the Company. Ms. Watt and Mr. Eisner were each determined to be independent by the Board pursuant to the applicable independence requirements of the New York Stock Exchange.

Ms. Watt has served as the Chief Executive Officer of Watt Companies, Inc., a commercial and residential real estate development and investment company with properties throughout California and the western states, since December 2019 and as the Chief Executive Officer of Watt Capital Partners, a spin-off of Watt Companies Inc., since June 2022. Ms. Watt has served on the board of directors and as the chair of the compensation committee of Fisker Inc., an electric vehicle company, since October 2020 and prior to this served as a director of the legacy company of Fisker Inc. since June 2020. In addition, Ms. Watt previously served as the Chair of the Los Angeles Business Council until 2022.

Mr. Eisner is the controlling owner and managing partner of Eisner, LLP, a full-service business law firm, specializing in various areas of law including real estate, finance and corporate law, that Mr. Eisner founded in 1999.

In connection with Ms. Watt and Mr. Eisner’s election to the Board and in accordance with the Company’s non-employee director compensation policies, the Board approved an annual retainer fee of $150,000 to both Ms. Watt and Mr. Eisner in connection with their service as a non-employee director. The Board also approved a grant of 3,400 shares of restricted stock units (the pro-rated amount of the 2024 annual restricted stock units granted to the Company’s non-employee directors) to both Ms. Watt and Mr. Eisner that will vest in equal amounts over a three-year period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: October 22, 2024